                        THE COMPANIES LAW (1995 REVISION)
                        ---------------------------------

                            Company Limited by Shares
                            -------------------------

                              MEMORANDUM & ARTICLES
                                       OF
                                  ASSOCIATION

                                       OF
                             BRASOIL FINANCE COMPANY

                                TABLE OF CONTENTS

                            MEMORANDUM OF ASSOCIATION

The name of the Company .................................................    1
The Registered Office of the Company ....................................    1
The objects for which the Company is established ........................    1
The liability of the members ............................................    1
The capital of the Company ..............................................    2

                             ARTICLES OF ASSOCIATION

The Regulations .........................................................    1
   "the Law" ............................................................    1
   "the Holder" .........................................................    1
Shares ..................................................................    1
Fractional Shares .......................................................    2
Lien ....................................................................    2
Calls on Shares .........................................................    3
Bearer Shares ...........................................................    3
Transfer of Shares ......................................................    3
Forfeiture of Shares ....................................................    5
Alteration of Capital ...................................................    6
Redemption and Purchase of Own Shares ...................................    6
General Meetings ........................................................    7
Notice of General Meetings ..............................................    8
Proceedings at General Meetings .........................................    8
Votes of Members ........................................................    9
Corporations Acting by Representatives at Meetings ......................   10
Directors ...............................................................   11
Alternate Director ......................................................   11
Powers and Duties of Directors ..........................................   12
Borrowing Powers of Directors ...........................................   13
The Seal ................................................................   13
Disqualification of Directors ...........................................   14
Proceedings of Directors ................................................   14
Dividends ...............................................................   16
Accounts ................................................................   17
Capitalization of Profits ...............................................   17
Audit ...................................................................   18
Notices .................................................................   18
Indemnity ...............................................................   19
Non-recognition of Trusts ...............................................   19
Winding up ..............................................................   19
Registration by Way of Continuation .....................................   20

                                                         REGISTERED AND FILED
                                                      AS NO:76600 THIS 24th DAY
                                                         OF September 1997


                                                     /s/ Gracie L. Ebanks
                                                     ---------------------------
                                                     ASST REGISTRAR OF COMPANIES
                                                            CAYMAN ISLANDS

                        THE COMPANIES LAW (1995 REVISION)
                        ---------------------------------

                            Company Limited by Shares

                            MEMORANDUM OF ASSOCIATION

                                       OF

                             BRASOIL FINANCE COMPANY
                             -----------------------

1.   The name of the Company is BRASOIL FINANCE COMPANY.

2. The Registered Office of the Company will be situate at the offices of BankAmerica Trust and Banking Corporation (Cayman) Limited, P.O. Box 1092, George Town, Grand Cayman, Cayman Islands or at such other location as the Directors may from time to time determine.

3. The objects for which the Company is established is to conduct the business of petroleum marketing, sales, financing and transportation and any business incidental thereto.

4. The Company shall have and be capable of exercising all the functions of a natural person of full capacity irrespective of any question of corporate benefit as provided by Section 26(2) of The Companies Law (1995 Revision).

5. Nothing in the preceding sections shall be deemed to permit the Company to carry on the business of a Bank or Trust Company without being licensed in that behalf under the provisions of the Banks and Trust Companies Law (1995 Revision), or to carry on Insurance Business from within the Cayman Islands or the business of an Insurance Manager, Agent, Sub-agent or Broker without being licensed in that behalf under the provisions of the Insurance Law (1995 Revision), or to carry on the business of Company Management without being licensed in that behalf under the provisions of the Companies Management Law (1996 Revision).

6. The Company will not trade in the Cayman Islands with any person, firm or corporation except in furtherance of the business of the Company carried on outside the Cayman Islands; Provided that nothing in this section shall be construed as to Prevent the Company effecting and concluding contracts in the Cayman Islands, and exercising in the Cayman Islands all of its powers necessary for the carrying on of its business outside the Cayman Islands.

7. The liability of the members is limited to the amount, if any, unpaid on the shares respectively held by them.

                                                                          [SEAL]

8. The capital of the Company is US$50,000.00 divided into 50,000 shares of a nominal or par value of US$1.00 each provided always that subject to the provisions of The Companies Law (1995 Revision) and the Articles of Association the Company shall have power to redeem or purchase any of its shares and to sub-divide or consolidate the said shares or any of them and to issue all or any part of its capital whether original, redeemed, increased or reduced with or without any preference, priority or special privilege or subject to any postponement of rights or to any conditions or restrictions whatsoever and so that unless the conditions of issue shall otherwise expressly provide every issue of shares whether stated to be Ordinary, Preference or otherwise shall be subject to the powers on the part of the Company hereinbefore provided.

9. The Company may exercise the power contained in Section 223 of The Companies Law (1995 Revision) to deregister in the Cayman Islands and be registered by way of continuation in some other jurisdiction.

The undersigned, whose name, address and description is subscribed, is desirous of being formed into a Company in pursuance of this Memorandum of Association, and agrees to take the number of shares in the capital of the Company set opposite his name.

--------------------------------------------------------------------------------

NAME, ADDRESS AND DESCRIPTION                   NUMBER OF SHARES TAKEN BY
OF SUBSCRIBER                                   SUBSCRIBER

--------------------------------------------------------------------------------

G. Wayne Panton                                 ONE SHARE
P.O. Box 265G,
Grand Cayman
                                                /s/ G. Wayne Panton
                                                --------------------------------
                                                G. Wayne Panton

Attorney-at-Law

24 September, 1997


/s/ Donna R. Watler
-----------------------------------------------
Witness to the above signature: Donna R. Watler
Address: P.O. Box 265G, Grand Cayman

Occupation: Secretary

                     CERTIFIED TO BE A TRUE AND CORRECT COPY


                     SIG.  /s/ RENDA S. CORNWALL
                           ---------------------
                               RENDA S. CORNWALL

                     Date. 4th July, 2001

                                                                          [SEAL]

[STAMP] [STAMP]                                        REGISTERED AND FILED
                                                     AS NO: 76600 THIS 24th DAY
    [STAMP]                                              OF September 1997


                                                    /s/ Gracie L. Ebanks
                                                    ----------------------------
                                                     ASST REGISTRAR OF COMPANIES
                                                          CAYMAN ISLANDS

                        THE COMPANIES LAW (1995 REVISION)
                        ---------------------------------

                            Company Limited by Shares
                            -------------------------

                             ARTICLES OF ASSOCIATION

                                       OF

                             BRASOIL FINANCE COMPANY
                             -----------------------

The Regulations contained or incorporated in Table 'A' in the First Schedule of the Companies Law (1995 Revision) shall not apply to this Company and the following Regulations shall comprise the Articles of Association of the Company:-

1.   In these Regulations:-

     (a) "the Law" means the Companies Law (1995 Revision) of the Cayman Islands and any statutory amendment or modification thereof. Where any provision of the law is referred to, the reference is to that provision as modified by any law for the time being in force. Unless the context otherwise requires, expressions defined in the law or any statutory modification thereof in force at the date at which these Regulations become binding on the Company, shall have the meanings so defined;

     (b) "the Holder" means, in relation to registered shares, the member whose name is entered in the register of members as the holder of those shares and, in the case of shares issued in bearer form, the holder for the time being of the certificate representing the same.

                                     Shares

2. Subject as herein provided all shares in the capital of the Company for the time being and from time to time unissued shall be under the control of the Directors, and may, be allotted or disposed of in such manner, to such persons and on such terms as the Directors in their absolute discretion may think fit.

3. If at any time the share capital is divided into different classes of shares, the rights attached to any class (unless otherwise provided by the terms of issue of the shares of that class) may be varied with the consent in writing of the holders of three-fourths of the issued shares of that class, or with the sanction of a special resolution passed at a separate general meeting of the holders of the shares of the class. To every such separate general meeting the provisions of these Regulations relating to general meetings shall mutatis mutandis apply, but so that the necessary quorum shall be two persons at least holding or representing by proxy one-third of the issued shares of the

                                                                          [SEAL]
     class and that any holder of shares of the class present in person or by proxy may demand a poll.

4. Every person whose name is entered as a member in the Register of Members shall, without payment, be entitled to a certificate under the seal of the Company specifying the share or shares held by him and the amount paid up thereon, provided that in respect of a share or shares held jointly by several persons the Company shall not be bound to issue more than one certificate, and delivery of a certificate for a share to one of several joint holders shall be sufficient delivery to all.

5. With the exception of a share certificate specifying a share or shares issued to Bearer, if a share certificate is defaced, lost or destroyed it may be renewed on such terms, if any, as to evidence and indemnity as the Directors think fit.

                                Fractional Shares

6. The Directors may issue fractions of a share of any class of shares, and, if so issued, a fraction of a share shall be subject to and carry the corresponding fraction of liabilities (whether with respect to nominal or par value, premium, contribution, calls or otherwise howsoever), limitations, preferences, privileges, qualifications, restrictions, rights (including, without prejudice to the foregoing generality, voting and participation rights) and other attributes of a whole share of the same class of shares. If more than one fraction of a share of the same class is issued to or acquired by the same shareholder such fractions shall be accumulated. For the avoidance of doubt it is hereby declared that in these Articles the expression "share" shall include a fraction of a share.

                                      Lien

7. The Company shall have a lien on every share (not being a fully paid share) for all moneys (whether presently payable or not) called or payable at a fixed time in respect of that share, and the Company shall also have a lien on all shares (other than fully paid up shares) standing registered in the name of a single person for all moneys presently payable by him or his estate to the Company; but the Directors may at any time declare any share to be wholly or in part exempt from the provisions of this Regulation. The Company's lien, if any, on a share shall extend to all dividends payable thereon.

8. The Company may sell, in such manner as the Directors think fit, any shares on which the Company has a lien, but no sale shall be made unless some sum in respect of which the lien exists is presently payable nor until the expiration of fourteen days after a notice in writing, stating and demanding payment of such part of the amount in respect of which the lien exists as is presently payable, has been given to the registered holder for the time being of the share, or the persons entitled thereto by reason of his death or bankruptcy.

9. For giving effect to any such sale the Directors may authorise some person to transfer the shares sold to the purchaser thereof. The purchaser shall be registered as the holder of the shares comprised in any such transfer and he shall not be bound to see to the application of the purchase money, nor shall his title to the shares be affected by any irregularity or invalidity in the proceedings in reference to the sale.

10. The proceeds of the sale shall be received by the Company and applied in payment of such part of the amount in respect of which the lien exists as is presently payable, and the residue shall (subject to a like lien for sums not presently payable as existed upon the shares prior to the sale) be paid to the person entitled to the shares at the date of the sale.

                                 Calls on Shares

11. The Directors may from time to time make calls upon the members in respect of any moneys unpaid on their shares; and each member shall (subject to receiving at least fourteen days' notice specifying the time or times of payment) pay to the Company at the time or times so specified the amount called on his shares.

12. The joint holders of a share shall be jointly and severally liable to pay calls in respect thereof.

13. If a sum called in respect of a share is not paid before or on the day appointed for payment thereof, the person from whom the sum is due shall pay interest upon the sum at the rate of eight per centum per annum from the day appointed for the payment thereof to the time of the actual payment, but the Directors shall be at liberty to waive payment of that interest wholly or in part.

14. The provisions of these Regulations as to the liability of joint holders and as to payment of interest shall apply in the case of non-payment of any sum which, by the terms of issue of a share, becomes payable at a fixed time, whether on account of the amount of the share, or by way of premium, as if the same had become payable by virtue of a call duly made and notified.

15. The Directors may make arrangements on the issue of shares for a difference between the holders in the amount of calls to be paid and in the times of payment.

16. The Directors may, if they think fit, receive from any member willing to advance the same all or any part of the moneys uncalled and unpaid upon any shares held by him; and upon all or any of the moneys so advanced may (until the same would, but for such advance, become presently payable) pay interest at such rate (not exceeding without the sanction of the Company in general meeting, six per cent) as may be agreed upon between the member paying the sum in advance and the Directors.

                                  Bearer Shares

17. Without prejudice to Regulation 2 hereof, the Company may issue shares to bearer provided that any shares so issued shall be fully paid and the Company shall issue a certificate specifying the share or shares issued to bearer.

                               Transfer of Shares

18. The instrument of transfer of any share shall be executed by or on behalf of the transferor and if so required by the Directors shall also be executed on behalf of the transferee and the transferor shall be deemed to remain a holder of the share until the name of the transferee is entered in the Register of Members in respect thereof. Notwithstanding the foregoing, however, shares issued to bearer shall be transferred by delivery of the certificate by the transferor to the transferee and the transferee shall immediately without further action become a member of the Company.

19. The following provisions shall apply to all shares except those shares issued to bearer:-

     (a) Shares shall be transferred in any usual or common form approved by the Directors or failing such determination in the following form:

               "I [Transferor] for good and valuable consideration received by me from [Transferee] do hereby transfer to the said [Transferee] the [__] share(s) standing in my name in the Register of BRASOIL FINANCE COMPANY to hold unto the said [Transferee] his executors, administrators and assigns, subject to the several conditions on which I held the same at the time of the execution hereof and I, the said [Transferor] do hereby consent that my name remain on the Register of the said Company until such time as the said Company may enter the transferee's name thereon; And I the said [Transferee] do hereby agree to take the said share(s) subject to the same conditions.

               As witness our hands

               Signed by the said [Transferor]
               on the       day of      199
                      -----        ----    --
               in the presence of:


               ------------------------       ---------------------
                        Witness                    Transferor

               Signed by the said (Transferee)
               on the       day of      199
                      -----        ----    --
               in the presence of:


               ------------------------       ---------------------
                        Witness                    Transferee"

     (b) The Directors may decline to register any transfer of shares, not being fully paid shares, to a person of whom they do not approve, and may also decline to register any transfer of shares on which the Company has a lien. The Directors may also suspend the registration of transfers during the fourteen days immediately preceding a general meeting. The Directors may decline to recognise any instrument of transfer unless the instrument of transfer is accompanied by the certificate of the shares to which it relates, and such other evidence as the Directors may reasonably require to show the right of the transferor to make the transfer. If the Directors refuse to register a transfer of any shares, they shall within two months after the date on which the transfer was lodged with the Company send to the transferee notice of the refusal.

     (c) The legal personal representative of a deceased sole holder of a share shall be the only person recognised by the Company as having any title to the share. In the case of a share registered in the name of two or more holders, the survivors or survivor, or the legal personal representatives of the deceased survivor, shall be the only person recognised by the Company as having any title to the share.

     (d) Any person becoming entitled to a share in consequence of the death or bankruptcy of a member shall upon such evidence being produced as may from time to time be properly required by the Directors, have the right either to be registered as a member in respect of the share or, instead of being registered himself, to make such transfer of the share as the deceased or bankrupt person could have made; but the Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the share by the deceased or bankrupt person before the death or bankruptcy.

     (e) A person becoming entitled to a share by reason of the death or bankruptcy of the holder shall be entitled to the same dividends and other advantages to which he would be entitled if he were the registered holder of the share, except that he shall not, before being registered as a member in respect of the share, be entitled in respect of it to exercise any right conferred by membership in relation to meetings of the Company.

                              Forfeiture of Shares

20. If a member fails to pay any call or instalment of a call on the day appointed for payment thereof, the Directors may, at any time thereafter during such time as any part of such call or instalment remains unpaid, serve a notice on him requiring payment of so much of the call or instalment as is unpaid, together with any interest which may have accrued.

21. The notice shall name a further day (not earlier than the expiration of fourteen days from the date of the notice) on or before which the payment required by the notice is to be made, and shall state that in the event of non-payment at or before the time appointed the shares in respect of which the call was made will be liable to be forfeited.

22. If the requirements of any such notice as aforesaid are not complied with, any share in respect of which the notice has been given may at any time thereafter, before the payment required by notice has been made, be forfeited by a resolution of the Directors to that effect.

23. A forfeited share may be sold or otherwise disposed of on such terms and in such manner as the Directors think fit, and at any time before a sale or disposition the forfeiture may be cancelled on such terms as the Directors think fit.

24. A person whose shares have been forfeited shall cease to be a member in respect of the forfeited shares, but shall, notwithstanding, remain liable to pay to the Company all moneys which at the date of forfeiture were payable by him to the Company in respect of the shares, but his liability shall cease if and when the Company receives payment in full of the nominal amount of the shares.

25. A statutory declaration in writing that the declarant is a Director of the Company, and that a share in the Company has been duly forfeited on a date stated in the declaration, shall be conclusive evidence of the facts therein stated as against all persons claiming to be entitled to the share. The Company may receive the consideration, if any, given for the share on any sale or disposition thereof and may execute a transfer of the share in favour of the person to whom the share is sold or disposed of and he shall thereupon be registered as the holder of the share, and shall not be bound to see to the application of the purchase money, if any, nor shall his title to the share be affected by any irregularity or invalidity in the proceedings in reference to the forfeiture, sale or disposal of the share.

26. The provisions of these Regulations as to forfeiture shall apply in the case of non-payment of any sum which by the terms of issue of a share becomes payable at a fixed time, whether on account of the amount of the share, or by way of premium, as if the same had been payable by virtue of a call duly made and notified.

                              Alteration of Capital

27. The Company may from time to time by ordinary resolution increase the share capital by such sum, to be divided into shares of such amount, as the resolution shall prescribe.

28. The new shares shall be subject to the same provisions with reference to the payment of calls, lien, transfer, transmission, forfeiture and otherwise as the shares in the original share capital.

29.  The Company may by ordinary resolution:-

     (a) consolidate and divide all or any of its share capital into shares of larger amount than its existing shares;

     (b) sub-divide its existing shares, or any of them into shares of smaller amount than is fixed by the Memorandum of Association, subject nevertheless to the provisions of Section 12 of the Law;

     (c) cancel any shares which, at the date of the passing of the resolution, have not been taken or agreed to be taken by any person.

30. The Company may by special resolution reduce its share capital and any capital redemption reserve in any manner authorised by law.

                      Redemption and Purchase of Own Shares

31.  Subject to the provisions of the Law, the Company may

     (a) issue shares which are to be redeemed or are liable to be redeemed at the option of the Company or the holder;

     (b)  purchase its own shares (including any redeemable shares); and

     (c) make a payment in respect of the redemption or purchase of its own shares otherwise than out of profits or the proceeds of a fresh issue of shares.

32. A share which is liable to be redeemed may be redeemed by either the Company or the Holder giving to the other not less than Thirty days notice in writing of the intention to redeem such shares specifying the date of such redemption which must be a day on which banks in the Cayman Islands are open for business.

33. The amount payable on such redemption on each share so redeemed shall be the amount determined by the Directors as being the fair value thereof as between a willing buyer and a willing seller.

34. Any share in respect of which notice of redemption has been given shall not be entitled to participate in the profits of the Company in respect of the period after the date specified as the date of redemption in the notice of redemption.

35. Where the Company has agreed to purchase any share from a member, it shall give notice to all other members of the Company specifying the number and class of shares proposed to be purchased, the name and address of the seller, the price to be paid therefor and the portion (if any) of that price which is being paid out of capital. Such notice shall also specify a date (being not less than Thirty days after the date of the notice) on which the purchase is to be effected and shall invite members (other than the seller) to intimate any objections to the proposed purchase to the Company before that date. If no objections have been received before the date specified in the notice the Company shall be entitled to proceed with the purchase upon the terms specified therein. If any objection is received prior to the specified date, the Directors may either decline to proceed with the purchase or convene a general meeting of the Company to consider and, if thought fit, approve the terms of the proposed purchase.

36. The redemption or purchase of any share shall not be deemed to give rise to the redemption or purchase of any other share.

37. At the date specified in the notice of redemption or purchase, the holder of the shares being redeemed or purchased shall be bound to deliver up to the Company at its registered office the certificate thereof for cancellation and thereupon the Company shall pay to him the redemption or purchase monies in respect thereof.

38. The Directors may when making payments in respect of redemption or purchase of shares in accordance with the provisions of this Regulation, if authorised by the terms of issue of the shares being redeemed or purchased or with the agreement of the holder of such shares, make such payment either in cash or in specie.

                                General Meetings

39. The Directors may, whenever they think fit, convene a general meeting of the Company.

40. General meetings shall also be convened on the written requisition of any two members of the Company deposited at the Registered Office of the Company specifying the objects of the meeting and signed by the requisitionists, and if the Directors do not within twenty-one days from the date of deposit of the requisition proceed duly to convene the meeting, the requisitionists themselves may convene the general meeting in the same manner, as nearly as possible, as that in which meetings may be convened by the Directors, and all reasonable expenses incurred by the requisitionists as a result of the failure of the Directors shall be reimbursed to them by the Company.

41. If at any time there are no Directors of the Company, any two members of the Company may convene a general meeting in the same manner as nearly as possible as that in which meetings may be convened by the Directors.

                           Notice of General Meetings

42. Subject to the provisions of Section 59 of the Law relating to special resolutions, seven days' notice at the least counting from the date service is deemed to take place as provided in these Regulations specifying the place, the day and the hour of the meeting and, in case of special business, the general nature of that business, shall be given in manner hereinafter provided or in such other manner (if any) as may be prescribed by the Company in general meeting to such persons as are, under the Regulations of the Company, entitled to receive such notices from the Company; but with the consent of all the members entitled to receive notice of some particular meeting, that meeting may be convened by such shorter notice or without notice and in such manner as those members may think fit.

43. The accidental omission to give notice of a meeting to or the non-receipt of a notice of a meeting by any member shall not invalidate the proceedings at any meeting.

                         Proceedings at General Meetings

44. All business carried out at a general meeting shall be deemed special with the exception of sanctioning a dividend, the consideration of the accounts, balance sheets, and ordinary report of the Directors and Auditors, and the appointment and removal of Directors and the fixing of the remuneration of the Auditors. No special business shall be transacted at any general meeting without the consent of all members entitled to receive notice of that meeting unless notice of such special business has been given in the notice convening that meeting.

45. No business shall be transacted at any general meeting unless a quorum of members is present at the time when the meeting proceeds to business; save as herein otherwise provided two members or one member holding at least a majority in number of the issued shares of the Company present in person or by proxy shall be a quorum.

46. On presentation of his certificate to the chairman of some particular general meeting for inspection, a holder of a share or shares in the Company issued to bearer may attend that general meeting and vote thereat.

47. If within half an hour from the time appointed for the meeting a quorum is not present, the meeting, if convened upon the requisition of members, shall be dissolved; in any other case it shall stand adjourned to the same day in the next week, at the same time and place, and if at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting the member or members present shall be a quorum.

48. The Chairman, if any, of the Board of Directors shall preside as chairman at every general meeting of the Company.

49. If there is no such chairman, or if at any meeting he is not present within fifteen minutes after the time appointed for holding the meeting or is unwilling to act as chairman, the members present shall choose one of their number to be chairman.

50. The chairman may with the consent of any meeting at which a quorum is present (and shall if so directed by the meeting) adjourn a meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place. When a meeting is adjourned for ten days or more, notice of the adjourned meeting shall be given as in the case of an original meeting. Save as aforesaid it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned meeting.

51. At any general meeting a resolution put to the vote of the meeting shall be decided on a show of hands, unless a poll is (before or on the declaration of the result of the show of hands) demanded by at least three members present in person or by proxy entitled to vote or by one member or two members so present and entitled, if that member or those two members together hold not less than fifteen per cent of the paid up capital of the Company, and unless a poll is so demanded, a declaration by the chairman that a resolution has, on a show of hands, been carried, or carried unanimously, or by a particular majority, or lost, and an entry to that effect in the book of the proceedings of the Company, shall be conclusive evidence of the fact, without proof of the number or proportion of the votes recorded in favour of, or against, that resolution.

52. If a poll is duly demanded it shall be taken in such manner as the chairman directs, and the result of the poll shall be deemed to be the resolution of the meeting at which the poll was demanded.

53. In the case of an equality of votes, whether on a show of hands or on a poll, the chairman of the meeting at which the show of hands takes place or at which the poll is demanded, shall be entitled to a second or casting vote.

54. A poll demanded on the election of a chairman or on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken at such time as the chairman of the meeting directs.

                                Votes of Members

55. On a show of hands every member present in person and every person representing a member by proxy shall have one vote. On a poll every member and every person representing a member by proxy shall have one vote for each share of which he or the person represented by proxy is the holder.

56. In the case of joint holders the vote of the senior who tenders a vote whether in person or by proxy shall be accepted to the exclusion of the votes of the joint holders; and for this purpose seniority shall be determined by the order in which the names stand in the Register of Members.

57. A member of unsound mind, or in respect of whom an order has been made by any court having jurisdiction in lunacy, may vote, whether on a show of hands or on a poll, by his committee, or other person in the nature of a committee appointed by that court, and any such committee or other person, may on a poll, vote by proxy.

58. No member shall be entitled to vote at any general meeting unless all calls or other sums presently payable by him in respect of shares in the Company have been paid.

59.  On a poll votes may be given either personally or by proxy.

60. The instrument appointing a proxy shall be in writing under the hand of the appointor or of his attorney duly authorised in writing or, if the appointor is a corporation, either under seal or under the hand of an officer or attorney duly authorised. A proxy need not be a member of the Company.

61. An instrument appointing a proxy may be in any form approved by the Directors, or failing any such approval by the Directors, shall be in the following form:-

                             BRASOIL FINANCE COMPANY
                             -----------------------

               I/We the undersigned being a shareholder in the above Company HEREBY APPOINT [_________] whom failing [________] to be my proxy and on my/our behalf to attend, vote at and do all acts and things which I/We could personally have done at a meeting of shareholders of the said Company to be held at the Registered Office
               of the Company on the        day of       19    and at
                                     ------        -----   --
               all continuations and adjournments thereof


               Date
                    ---------------     ------------------------
                                        Signature of Shareholder

62. The instrument appointing a proxy shall be deemed to confer authority to demand or join in demanding a poll.

63. A resolution in writing signed by all the members for the time being entitled to receive notice of and to attend and vote at general meetings (or being corporations by their duly authorised representatives) shall be as valid and effective as if the same had been passed at a general meeting of the Company duly convened and held.

               Corporations Acting by Representatives at Meetings

64. Any corporation which is a member or a Director of the Company may by resolution of its directors or other governing body authorise such person as it thinks fit to act as its representative at any meeting of the Company or of any class of members of the Company or of the Board of Directors of the Company or of a Committee of Directors, and the person so authorised shall be entitled to exercise the same powers on behalf of the corporation which he represents as that corporation could exercise if it were an individual member or Director of the Company.

                                    Directors

65. The name of the first Directors shall either be determined in writing by a majority of or elected at a meeting of the subscribers of the Memorandum of Association.

66.  The Company may by ordinary resolution appoint any person to be a Director.

67. Subject to the provisions of these Regulations, a Director shall hold office until such time as he is removed from office by an ordinary resolution of the Company in general meeting.

68. The Company in general meeting may from time to time fix the maximum and minimum number of Directors to be appointed but unless such number is fixed as aforesaid the number of Directors shall be unlimited.

69. The remuneration of the Directors shall from time to time be determined by the Company in general meeting.

70. The shareholding qualification for Directors may be fixed by the Company in general meeting and unless and until so fixed no share qualification shall be required.

71. The Directors shall have power at any time and from time to time to appoint a person as Director, either as a result of a casual vacancy or as an additional Director, subject to the maximum number (if any) imposed by the Company in general meeting.

                               Alternate Director

72. Any Director may in writing appoint another person to be his alternate to act in his place at any meeting of the Directors at which he is unable to be present. Every such alternate shall be entitled to notice of meetings of the Directors and to attend and vote thereat as a Director when the person appointing him is not personally present and where he is a Director to have a separate vote on behalf of the Director he is representing in addition to his own vote. A Director may at any time in writing revoke the appointment of an alternate appointed by him. Such alternate shall not be an officer of the Company and shall be deemed to be the agent of the Director appointing him. The remuneration of such alternate shall be payable out of the remuneration of the Director appointing him and the proportion thereof shall be agreed between them.

73. Any Director may appoint any person, whether or not a Director of the company, to be the proxy of that Director to attend and vote on his behalf, in accordance with instructions given by that Director, or in the absence of such instructions at the discretion of the proxy, at a meeting or meetings of the Directors which that Director is unable to attend personally. The instrument appointing the proxy shall be in writing under the hand of the appointing Director and shall be in the form printed below or any other form approved by the Directors, and must be lodged with the chairman of the meeting of the Directors at which such proxy is to be used, or first used, prior to the commencement of the meeting:-

                             BRASOIL FINANCE COMPANY
                             -----------------------

               I the undersigned being a Director of the above Company HEREBY APPOINT [_______________] when failing [_________] to be my Proxy and on my behalf to attend, vote at and to do all acts and things which I could personally have done at a meeting of Directors of the
               said Company to be held on the       day of       199
                                              -----        -----    --
               and at all continuations and adjournments thereof


               Date
                    -----------------      --------------------------
                                              Signature of Director

                         Powers and Duties of Directors

74. The business of the Company shall be managed by the Directors, who may pay all expenses incurred in setting up and registering the Company and may exercise all such powers of the Company as are not, by the Law or these Articles, required to be exercised by the Company in general meeting, subject, nevertheless, to any Regulation of these Articles, to the provisions of the Law, and to such regulations, being not inconsistent with the aforesaid Regulations, or provisions as may be prescribed by the Company in general meeting; but no regulation made by the Company in general meeting shall invalidate any prior act of the Directors which would have been valid if that regulation had not been made.

75. The Directors may from time to time appoint any person, whether or not a director of the Company to hold such office in the Company as the Directors may think necessary for the administration of the Company, including without prejudice to the foregoing generality, the office of President, one or more Vice-Presidents, Treasurer, Assistant Treasurer, Manager or Controller, and for such term and at such remuneration (whether by way of salary or commission or participation in profits or partly in one way and partly in another), and with such powers and duties as the Directors may think fit. The Directors may also appoint one or more of their number to the office of Managing Director upon like terms, but any such appointment shall ipso facto determine if any Managing Director ceases from any cause to be a Director, or if the Company in general meeting resolves that his tenure of office be terminated.

76. The Directors shall appoint the Company Secretary (and if need be an Assistant Secretary or Assistant Secretaries) who shall hold office for such term, at such remuneration and upon such conditions and with such powers as they think fit. Any Secretary or Assistant Secretary so appointed by the Directors may be removed by the Directors.

77. The Directors may delegate any of their powers to committees consisting of such member or members of their body as they think fit; any committee so formed shall in the exercise of the powers so delegated conform to any regulations that may be imposed on it by the Directors.

78. The Directors may from time to time and at any time by power of attorney appoint any company, firm or person or body of persons, whether nominated directly or indirectly by the Directors, to be the attorney or attorneys of the Company for such purposes and with such powers, authorities and discretion (not exceeding those vested in or exercisable by the Directors under these Articles) and for such period and subject to such conditions as they may think fit, and any such power of attorney may contain such provisions for the protection and convenience of persons dealing with any such attorney as the Directors may think fit, and may also authorise any such attorney to delegate all or any of the powers, authorities and discretion vested in him.

79. The Directors may from, time to time provide for the management of the affairs of the Company in such manner as they shall think fit and the provisions contained in the three next following paragraphs shall be without prejudice to the general powers conferred by this paragraph.

80. The Directors from time to time and at any time may establish any committees, local boards or agencies for managing any of the affairs of the company and may appoint any persons to be members of such committees or local boards and may appoint any managers or agents of the Company and may fix the remuneration of any of the aforesaid.

81. The Directors from time to time and at any time may delegate to any such committee, local board, manager or agent any of the powers, authorities and discretions for the time being vested in the Directors and may authorise the members for the time being of any such local board, or any of them to fill up any vacancies therein and to act notwithstanding vacancies and any such appointment or delegation may be made on such terms and subject to such conditions as the Directors may think fit and the Directors may at any time remove any person so appointed and may annul or vary any such delegation, but no person dealing in good faith and without notice of any such annulment or variation shall be affected thereby.

82. Any such delegates as aforesaid may be authorised by the Directors to subdelegate all or any of the powers, authorities, and discretion for the time being vested to them.

                          Borrowing Powers of Directors

83. The Directors may exercise all the powers of the Company to borrow money and to mortgage or charge its undertaking, property and uncalled capital or any part thereof, to issue debentures, debenture stock and other securities whenever money is borrowed or as security for any debt, liability or obligation of the Company or of any third party.

                                    The Seal

84. The Seal of the Company shall not be affixed to any instrument except by the authority of a resolution of the Board of Directors provided always that such authority may be given prior to or after the affixing of the Seal and if given after may be in general form confirming a number of affixings of the Seal. The Seal shall be affixed in the presence of a Director or the Secretary (or an Assistant Secretary) of the Company or in the presence of any one or more persons as the Directors may appoint for the purpose and every person as aforesaid shall sign every instrument to which the Seal of the Company is so affixed in their presence.

85. The Company may maintain a facsimile of its Seal in such countries or places as the Directors may appoint and such facsimile Seal shall not be affixed to any instrument except by the authority of a resolution of the Board of Directors provided always that such authority may be given prior to or after the affixing of such facsimile Seal and if given after may be in general form confirming a number of affixings of such facsimile Seal. The facsimile Seal shall be affixed in the presence of such person or persons as the Directors shall for this purpose appoint and such person or persons as aforesaid shall sign every instrument to which the facsimile Seal of the Company is so affixed in their presence and such affixing of the facsimile Seal and signing as aforesaid shall have the same meaning and effect as if the Company Seal had been affixed in the presence of and the instrument signed by a Director or the Secretary (or an Assistant Secretary) of the Company or in the presence of any one or more persons as the Directors may appoint for the purpose.

86. Notwithstanding the foregoing, the Secretary or any Assistant Secretary shall have the authority to affix the Seal, or the facsimile Seal, to any instrument for the purposes of attesting authenticity of the matter contained therein but which does not create any obligation binding on the Company.

                          Disqualification of Directors

87.  The office of Director shall be vacated, if the Director:-

     (a) becomes bankrupt or makes any arrangement or composition with his creditors;

     (b)  is found to be or becomes of unsound mind; or

     (c)  resigns his office by notice in writing to the Company.

                            Proceedings of Directors

88. The Directors may meet together (either within or without the Cayman Islands) for the despatch of business, adjourn, and otherwise regulate their meetings and proceedings as they think fit. Questions arising at any meeting shall be decided by a majority of votes. In case of an equality of votes the chairman shall have a second or casting vote. A Director may, and the Secretary or Assistant Secretary on the requisition of a Director shall, at any time summon a meeting of the Directors.

89. A Director or Directors may participate in any meeting of the Board, or of any committee appointed by the Board of which such Director or Directors are members, by means of telephone or similar communication equipment by way of which all persons participating in such meeting can hear each other and such participation shall be deemed to constitute presence in person at the meeting.

90. The quorum necessary for the transaction of the business of the Directors may be fixed by the Directors, and unless so fixed, if there be more than two Directors shall be two, and if there be two or less Directors shall be one. A director represented by proxy or by an Alternate Director at any meeting shall be deemed to be present for the purposes of determining whether or not a quorum is present.

91. A Director who is in any way, whether directly or indirectly, interested in a contract or proposed contract with the Company shall declare the nature of his interest at a meeting of the Directors. A general notice given to the Directors by any Director to the effect that he is a member of any specified company or firm and is to be regarded as interested in any contract which may thereafter be made with that company or firm shall be deemed a sufficient declaration of interest in regard to any contract so made. A Director may vote in respect of any contract or proposed contract or arrangement notwithstanding that he may be interested therein and if he does so his vote shall be counted and he may be counted in the quorum at any meeting of the Directors at which any such contract or proposed contract or arrangement shall come before the meeting for consideration.

92. A Director may hold any other office or place of profit under the Company (other than the office of auditor) in conjunction with his office of Director for such period and on such terms (as to remuneration and otherwise) as the Directors may determine and no Director or intending Director shall be disqualified by his office from contracting with the Company either with regard to his tenure of any such other office or place of profit or as vendor, purchaser or otherwise, nor shall any such contract or arrangement entered into by or on behalf of the Company in which any Director is in any way interested, be liable to be avoided, nor shall any Director so contracting or being so interested be liable to account to the Company for any profit realised by any such contract or arrangement by reason of such Director holding that office or of the fiduciary relation thereby established. A Director, notwithstanding his interest, may be counted in the quorum present at any meeting whereat he or any other Director is appointed to hold any such office or place of profit under the Company or whereat the terms of any such appointment are arranged and he may vote on any such appointment or arrangement.

93. Any Director may act by himself or his firm in a professional capacity for the Company, and he or his firm shall be entitled to remuneration for professional services as if he were not a Director; provided that nothing herein contained shall authorise a Director or his firm to act as auditor to the Company.

94. The Directors shall cause minutes to be made in books or loose-leaf folders provided for the purpose of recording:

     (a)  all appointments of officers made by the Directors;

     (b) the names of the Directors present at each meeting of the Directors and of any committee of the Directors;

     (c) all resolutions and proceedings at all meetings of the Company, and of the Directors and of committees of Directors.

95. When the Chairman and Secretary of a meeting of the Directors sign the minutes of such meeting the same shall be deemed to have been duly held notwithstanding that all the Directors have not actually come together or that there may have been a technical defect in the proceedings.

96. A resolution signed by all the Directors shall be as valid and effectual as if it had been passed at a Meeting of the Directors duly called and constituted. When signed a resolution may consist of several documents each signed by one or more of the Directors.

97. The continuing Directors may act notwithstanding any vacancy in their body but if and so long as their number is reduced below the number fixed by or pursuant to the Regulations of the Company as the necessary quorum of Directors, the continuing Directors may act for the purpose of increasing the number, or of summoning a general meeting of the Company, but for no other purpose.

98. The Directors may elect a chairman of their meetings and determine the period for which he is to hold office; but if no such chairman is elected, or if at any meeting the chairman is not present within fifteen minutes after the time appointed for holding the same, the Directors present may choose one of their number to be chairman of the meeting.

99. A committee appointed by the Directors may elect a chairman of its meetings; if no such chairman is elected, or if at any meeting the chairman is not present within five minutes after the time appointed for holding the same, the members present may choose one of their number to be chairman of the meeting.

100. A committee appointed by the Directors may meet and adjourn as it thinks proper. Questions arising at any meeting shall be determined by a majority of votes of the committee members present and in case of an equality of votes the chairman shall have a second or casting vote.

101. All acts done by any meeting of the Directors or of a committee of Directors, or by any person acting as a Director, shall notwithstanding that it be afterwards discovered that there was some defect in the appointment of any such Director or person acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such person had been duly appointed and was qualified to be a Director.

                                    Dividends

102. The Company in general meeting may declare dividends, but no dividend shall exceed the amount recommended by the Directors.

103. The Directors may from time to time pay to the members such interim dividends as appear to the Directors to be justified by the profits of the Company.

104. The Directors may, before recommending any dividend, set aside out of the profits of the Company such sums as they think proper as a reserve or reserves which shall, at the discretion of the Directors be applicable for meeting contingencies, or for equalising dividends or for any other purpose to which the profits of the Company may be properly applied and pending such application may, at the like discretion, either be employed in the business of the Company or be invested in such investments (other than shares of the Company) as the Directors may from time to time think fit.

105. Any dividend may be paid by cheque or warrant sent through the post to the registered address of the member or person entitled thereto, or in the case of joint holders, to any one of such joint holders at his registered address or to such person and such address as the member or person entitled, or such joint holders as the case may be, may direct. Every such cheque or warrant shall be made payable to the order of the person to whom it is sent or to the order of such other person as the member or person entitled, or such joint holders as the case may be, may direct. Notwithstanding the foregoing, any dividend to which a member is entitled by way of his holding of shares issued to bearer, shall be paid to that member on presentation for inspection of his certificate at the registered office of the Company.

106. The Directors when paying dividends to the members in accordance with the foregoing provisions may make such payment either in cash or in specie.

107. No dividend shall be paid otherwise than out of profits or, subject to the restrictions of the Law, the share premium account.

108. Subject to the rights of persons, if any, entitled to shares with special rights as to dividends, all dividends shall be declared and paid according to the amounts paid on the shares, but if and so long as nothing is paid up on any of the shares in the Company dividends may be declared and paid according to the amounts of the shares. No amount paid on a share in advance of calls shall, while carrying interest, be treated for the purposes of this Regulation as paid on the share.

109. If several persons are registered as joint holders of any share, any of them may give effectual receipts for any dividend or other moneys payable on or in respect of the share.

110. No dividend shall bear interest against the Company.

                                    Accounts

111. The books of account relating to the Company's affairs shall be kept in such manner as may be determined from time to time by the Directors.

112. The books of account shall be kept at the Registered Office of the Company, or at such other place or places as the Directors think fit, and shall always be open to the inspection of the Directors.

113. The Directors shall from time to time determine whether and to what extent and at what times and places and under what conditions or regulations the accounts and books of the Company or any of them shall be open to the inspection of members not being Directors, and no member (not being a Director) shall have any right of inspecting any account or book or document of the Company except as conferred by Law or authorised by the Directors or by the Company in general meeting.

                            Capitalization of Profits

114. The Company in general meeting may upon the recommendation of the Directors resolve that it is desirable to capitalise any part of the amount for the time being standing to the credit of any of the Company's reserve accounts or to the credit of the profit and loss account or otherwise available for distribution, and accordingly that such sum be set free for distribution amongst the members who would have been entitled thereto if distributed by way of dividend and in the same proportions on condition that the same be not paid in cash but be applied either in or towards paying up any amounts for the time being unpaid on any shares held by such members respectively or paying up in full unissued shares or debentures of the Company to be allotted and distributed credited as fully paid up to and amongst such members in the proportion aforesaid, or partly in the one way and partly in the other, and the Directors shall give effect to such resolution; Provided always that a share premium account and capital redemption reserve may only be applied in accordance with the provisions of the Law.

115. Whenever such a resolution as aforesaid shall have been passed the Directors shall make all appropriations and applications of the undivided profits resolved to be capitalised thereby, and all allotments and issues of fully paid shares or debentures, if any, and generally shall do all acts and things required to give effect thereto, with full power to the Directors to make such provision by payment in cash or otherwise as they think fit for the case of shares or debentures becoming distributable in fractions.

                                      Audit

116. The accounts relating to the Company's affairs shall be audited in such manner as may be determined from time to time by the Company in general meeting or failing any such determination by the Directors or failing any determination as aforesaid shall not be audited.

                                     Notices

117. A notice may be given by the Company or by the persons entitled to give notice to any member personally by sending it by post to him to the address, if any, supplied by him to the Company for the giving of notices to him. Where a notice is sent by post, service of the notice shall be deemed to be effected by properly addressing, prepaying and posting a letter containing the notice and to have been effected at the expiration of 120 hours after the letter containing the same is posted.

118. A notice may he given by the Company to the joint holders of a share by giving the notice to the joint holder named first in the Register of Members in respect of the share.

119. A notice may be given by the Company to the persons entitled to a share in consequence of the death or bankruptcy of a member by sending it through the post in a prepaid letter addressed to them by name, or by the title of representatives of the deceased, or trustee of the bankrupt, or by any like description at the address, if any, supplied for the purpose by the persons claiming to be so entitled, or (until such address has been so supplied) by giving the notice in any manner in which the same might have been given if the death or bankruptcy had not occurred.

120. Notice of every general meeting shall be given in some manner hereinbefore authorised to:-

     (a) all members who have supplied to the Company an address for the giving of notices to them; and

     (b) every person entitled to a share in consequence of the death or bankruptcy of a member, who but for his death or bankruptcy would be entitled to receive notice of the meeting.

     No other person shall be entitled to receive notices of general meetings.

                                    Indemnity

121. Every Director (including for the purposes of this Article any Alternate Director appointed pursuant to the provisions of these Articles), Managing Director, agent, Secretary, Assistant Secretary, or other officer for the time being and from time to time of the Company and the personal representatives of the same shall be indemnified and secured harmless out of the assets and funds of the Company against all actions, proceedings, costs, charges, expenses, losses, damages or liabilities incurred or sustained by him in or about the conduct of the Company's business or affairs or in the execution or discharge of his duties, powers, authorities or discretions, including without prejudice to the generality of the foregoing, any costs, expenses, losses or liabilities incurred by him in defending (whether successfully or otherwise) any civil proceedings concerning the Company or its affairs in any court whether in the Cayman Islands or elsewhere.

122. No such Director, Alternate Director, Managing Director, agent, Secretary, Assistant Secretary or other officer of the Company shall be liable (i) for the acts, receipts, neglects, defaults or omissions of any other such director or officer or agent of the Company or (ii) by reason of his having joined in any receipt for money not received by him personally or (iii) for any loss on account of defect of title to any property of the Company or
     (iv) on account of the insufficiency of any security in or upon which any money of the Company shall be invested or (v) for any loss incurred through any bank, broker or other agent or (vi) for any loss occasioned by any negligence, default, breach of duty, breach of trust, error of judgement or oversight on his part or (vii) for any loss, damage or misfortune whatsoever which may happen in or arise from the execution or discharge of the duties, powers authorities, or discretions of his office or in relation thereto, unless the same shall happen through his own dishonesty.

                            Non-recognition of Trusts

123. No person shall be recognised by the Company as holding any shares upon any trust and the Company shall not be bound by or be compelled in any way to recognise (even when having notice thereof) any equitable, contingent, future or partial interest in any of its shares or any other rights in respect thereof except an absolute right to the entirety thereof in each shareholder registered in the Company's Register of Members (or in the holder of the bearer certificate representing the shares in question, as the case may be).

                                   Winding up

124. If the Company shall be wound up the liquidator may, with the sanction of an ordinary resolution of the Company divide amongst the members in specie or kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and may, for such purpose set such value as he deems fair upon any property to be divided as aforesaid and may determine how such division shall be carried out as between the members or different classes of members. The liquidator may, with the like sanction, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the contributories as the liquidator, with the like sanction shall think fit, but so that no member shall be compelled to accept any shares or other securities whereon there is any liability.

                       Registration by Way of Continuation

125. The Company may by special resolution resolve to be registered by way of continuation in a jurisdiction outside the Cayman Islands or such other jurisdiction in which it is for the time being incorporated, registered or existing;

126. In furtherance of a resolution adopted pursuant to sub-clause (a) of this Regulation, the Directors may cause an application to be made to the Registrar of Companies to deregister the Company in the Cayman Islands or such other jurisdiction in which it is for the time being incorporated, registered or existing and may cause all such further steps as they consider appropriate to be taken to effect the transfer by way of continuation of the Company.

--------------------------------------------------------------------------------

NAME, ADDRESS AND DESCRIPTION OF SUBSCRIBER

--------------------------------------------------------------------------------

G. Wayne Panton
P.O. Box 265G,
Grand Cayman


                                                /s/ G. Wayne Panton
                                                --------------------------------
                                                G. Wayne Panton
Attorney-at-Law

24 September, 1997


/s/Donna R. Watler
------------------------------------------------
Witness to the above signature: Donna R. Watler

Address: P.O. Box 265G, Grand Cayman

Occupation: Secretary

                    CERTIFIED TO BE A TRUE AND CORRECT COPY


                     SIG:  /s/ Renda S. Cornwall
                           ---------------------
                               RENDA S. CORNWALL

                     Date: 4th July, 2001

                                                                          [SEAL]

================================================================================

CR-76600

                                                                          [SEAL]

                 Certificate of Incorporation On Change of Name

                            I DO HEREBY CERTIFY that

                             BRASOIL FINANCE COMPANY

            having by Special Resolution dated 25th of September 1997
             changed its name, is now incorporated under the name of

                     PETROBRAS INTERNATIONAL FINANCE COMPANY

CERTIFIED TO BE TRUE AND CORRECT COPY   Given under my hand and Seal at George
                                        Town in the Island of Grand Cayman this
                                        Thirtieth day of October One Thousand
                                        Nine Hundred Ninety-Seven


SIG: /s/ Grace L. Ebanks
     -------------------------
         GRACE L. EBANKS
  Asst. Registrar of Companies          (SGD. G.L. EBANKS)

                                        An Authorised Officer,
DATE: 30TH OCTOBER 1997                 Registry of Companies.

================================================================================